UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2023

THE CHILDREN’S PLACE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PLCE	NASDAQ Global Select Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting of Stockholders, the Company’s stockholders voted on: (i) the election of each of the Company’s eleven nominees for Director for a one-year term expiring in 2024; (ii) the ratification of the appointment of Ernst & Young LLP, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending February 3, 2024; (iii) the approval, on an advisory, non-binding basis, of the compensation of the Company’s named executive officers as described in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders; and (iv) the approval, on an advisory, non-binding basis, of the frequency of the Company’s advisory, non-binding vote on compensation of the Company’s named executive officers described in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders.

The results of the voting were as follows:

	For	Against	Abstentions	Broker Non-Votes
Election of Directors
John E. Bachman	9,443,498	119,295	53,609	918,404
Marla Beck	9,445,534	116,253	54,615	918,404
Elizabeth J. Boland	9,451,261	110,521	54,620	918,404
Jane Elfers	9,451,458	108,729	56,215	918,404
John A. Frascotti	9,148,084	413,678	54,640	918,404
Tracey R. Griffin	9,436,846	124,941	54,615	918,404
Katherine Kountze	9,455,816	106,211	54,375	918,404
Norman Matthews	9,324,890	237,897	53,615	918,404
Wesley S. McDonald	9,490,468	50,764	75,170	918,404
Debby Reiner	9,436,280	125,004	55,118	918,404
Michael Shaffer	9,490,657	60,674	65,071	918,404

Ratification of the Appointment Of Independent Registered Public Accounting Firm	10,476,253	3,317	55,236	0

Compensation Paid to Named Executive Officers (“Say-on-Pay”)	8,720,196	588,050	308,156	918,404

	Every Year	Every 2 Years	Every 3 Years	Abstentions
Frequency of Say on Pay Vote	9,372,927	2,973	212,480	28,022

Item 8.01	Other Events.

Following their election to the Board of Directors (the “Board”) of the Company at the 2023 Annual Meeting of Stockholders, the Company appointed the membership and leadership of each of the Company’s Board committees as follows:

Audit Committee	Human Capital & Compensation Committee	Corporate Responsibility, Sustainability & Governance Committee
John E. Bachman (Chair)	Debby Reiner (Chair)	John A. Frascotti (Chair)
Katherine Kountze	Elizabeth J. Boland	Marla Beck
Wesley S. McDonald	Tracey R. Griffin	Norman Matthews
Michael Shaffer	Norman Matthews

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

	Exhibit 99.1	Press Release, dated May 10, 2023, issued by the Company (Exhibit 99.1 is furnished as part of this Current Report on Form 8-K).

	Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

*                     *                     *

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2023
THE CHILDREN’S PLACE, INC.

By:	/s/ Jane Elfers
Name:	Jane Elfers
Title:	President and Chief Executive Officer

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